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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report (Date of earliest event reported): June 29, 1998

                           IMPAC SECURED ASSETS CORP.

(as depositor under the Pooling and Servicing Agreement, dated as of June 1, 1997, providing for, among other things, the issuance of Mortgage Pass-Through Certificates, Series 1998-2)



                           IMPAC SECURED ASSETS CORP.
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             (Exact name of registrant as specified in its charter)

         CALIFORNIA                      333-44209              33-071-5871
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(State or Other Jurisdiction           (Commission           (I.R.S. Employer
of Incorporation)                       File Number)         Identification No.)


            20371 Irvine Avenue
            SANTA ANA HEIGHTS, CALIFORNIA                        92707
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            (Address of Principal                              (Zip Code)
            Executive Offices)

Registrant's telephone number, including area code: (714) 556-0122
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


Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

                  (a)      Not applicable

                  (b)      PRO FORMA FINANCIAL INFORMATION.

                           Bear, Stearns & Co., Inc. (the "Underwriter") has
                  utilized the written information attached hereto as Exhibit 1 (the "Computational Materials") in respect of the Impac Secured Assets Corp. Mortgage Pass-Through Certificates, Series 1998-2, Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class A-7, Class A-8, Class A-9, Class A-10, Class A-11, Class M-1, Class M-2, Class M-3, Class B-1, Class B-2, Class B-3, Class R-I, Class R-II pursuant to an Underwriting Agreement, dated as of June 25, 1998, between Impac Secured Assets Corp., Impac Funding Corporation, Impac Mortgage Holdings, Inc. and the Underwriter. The Computational Materials are incorporated herein by reference.

                  (c)      EXHIBITS:


                           Item 601(a) of
                           Regulation S-K

         EXHIBIT NO.       EXHIBIT NO.      DESCRIPTION
         -----------       -----------      -----------

              1                99           Computational Materials


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                           IMPAC SECURED ASSETS CORP.

                           By:   /s/Richard Johnson
                              -------------------------------------------
                           Name:    Richard Johnson
                           Title:   Chief Financial Officer and Secretary


Dated: June 29, 1998

                                  EXHIBIT INDEX
                                  -------------

                                                 Item 601(a) of
                                                 Regulation S-K
EXHIBIT NO.      DESCRIPTION                       EXHIBIT NO.           FORMAT
-----------      -----------                       -----------           ------
1                Computational Materials               99                P